GOODWILL	6 Months Ended
Jun. 30, 2018
Disclosure Text Block [Abstract]
GOODWILL

12. GOODWILL

The following table provides a reconciliation of goodwill:

(MILLIONS)	Notes
Balance, as at December 31, 2017		$901
Acquired through business acquisition	2	27
Transfer to Assets held for sale	3	(23)
Foreign exchange		13
Balance, as at June 30, 2018		$918

The acquisition equation for Biotherm (Note 2 – Acquisitions) includes a deferred tax liability of $35 million. The deferred tax liability arises because the tax bases of the Biotherm net assets are significantly lower than their acquisition date fair value. As required by IFRS 3, this deferred tax liability is calculated in accordance with IAS 12, and is not measured at fair value. IAS 12 requires provisions to be made for all differences between the carrying value of assets and liabilities other than goodwill acquired in a business combination and their tax base at their nominal amount, irrespective of whether or not this will result in additional (or less) tax being paid or when any tax cash flows may occur. The fair value of the deferred tax liability would be lower than its nominal amount and Brookfield Renewable has determined that goodwill of $27 million arises primarily from such difference.